UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11859

Massachusetts	04-2787865
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Rogers Street, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

617-374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of Stockholders of Pegasystems Inc. (the “Company”) was held on May 20, 2014. At the Annual Meeting, the following items were presented to the stockholders of the Company for their approval, and approved by the indicated votes:

1. To elect the seven nominees named in the Company’s definitive proxy statement to serve on the Company’s Board of Directors until its 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of stockholders as follows:

	Peter Gyenes	Richard Jones	Steven Kaplan	James O’Halloran	Alan Trefler	Larry Weber	William Wyman
FOR	33,089,864	33,328,139	33,392,903	33,391,392	33,231,797	33,885,929	33,391,953
AGAINST	856,412	618,137	553,271	554,831	714,453	60,372	554,871
ABSTAIN	4,618	4,618	4,720	4,671	4,644	4,593	4,070
Non Votes	2,033,358	2,033,358	2,033,358	2,033,358	2,033,358	2,033,358	2,033,358

2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis by a vote of stockholders as follows:

Executive Compensation
FOR	33,704,206
AGAINST	240,321
ABSTAIN	6,367
Non-Votes	2,033,358

3. To approve an amendment to the Company’s Restated Articles of Organization to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. The amendment to the Company’s Restated Articles of Organization to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 was approved by a vote of stockholders as follows:

Amendment to the Company’s Restated Articles of Organization
FOR	34,964,107
AGAINST	1,012,815
ABSTAIN	7,330
Non Votes	0

4. To ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The proposal was approved by a vote of stockholders as follows:

Auditors
FOR	35,140,762
AGAINST	830,092
ABSTAIN	13,398
Non Votes	0

Item 8.01.	Other Events.

On May 27, 2014, the Company issued a press release announcing an increase in the quarterly cash dividend from $0.015 per share to $0.03 per share. The increase will first be reflected in the Company’s third quarter cash dividend which will be paid on July 15, 2014 to stockholders of record on July 1, 2014.

The press release announcing the increase in the quarterly cash dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release, dated May 27, 2014.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.
Date: May 27, 2014
	By:	/s/ Janet Mesrobian
Janet Mesrobian
Associate General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 27, 2014.